SUPPLEMENT TO

PROSPECTUSES

OF

WELLS FARGO MONEY MARKET FUNDS

Wells Fargo California Municipal Money Market Fund

Wells Fargo Money Market Fund
Wells Fargo Municipal Money Market Fund

Wells Fargo National Tax-Free Money Market Fund
  (each a “Fund”, together the “Funds”)

At a meeting held on May 19-20, 2015, the Board of Trustees of the Funds had preliminarily designated the Funds as “retail money market funds”, within the meaning of amended Rule 2a-7 under the Investment Company Act of 1940. At a meeting held on February 16-17, 2016, the Board of Trustees of the Funds approved the following additional change:

Effective September 1, 2016 (the “Effective Date”), the Funds intend to begin operating as retail money market funds and as such, as of this date, investments in the Funds will be limited to accounts beneficially owned by natural persons.

Before the Effective Date, each Fund will take steps, consistent with published guidance from the Securities and Exchange Commission or its staff, to cause shareholders other than natural persons that beneficially own shares of the Fund to redeem such shares. Effected shareholders will be provided with at least 60 days’ written notice before such involuntary redemption occurs. Following the Effective Date, each Fund may take the same or similar steps to cause shareholders other than natural persons that beneficially own shares of the Fund to redeem such shares.

February 19, 2016                                                                                                        MMD026/P1214SP